IN THE MATTER OF GEO CAN RESOURCES COMPANY LIMITED ("Geo Can")

STATUTORY DECLARATION, DECLARATION OF TRUST AND RELEASE

Whereas:

R.1 Geo Can holds resource properties (the "Kilimanjaro Properties") in trust for Kilimanjaro Mining Company Inc., a corporation existing pursuant to the laws of the State of Nevada with an address at #711 S. Carson Street, Carson City, Nevada 89701, ("Kilimanjaro") arising from an agreement dated May 5, 2009 wherein Geo Can sold and transferred to Kilimanjaro all of Geo Can's resource property interests (the "May Property Sale Agreement"). Most of the resource property interests are still formally registered to Geo Can to save on registration fees until the annual filing for each property comes due at which time the formal registration of each property will be transferred to Kilimanjaro or as directed by Kilimanjaro.

R.2 Geo Can has entered into prior property agreements regarding its resource properties with Lake Victoria Mining Company, Inc. a publicly traded corporation existing pursuant to the laws of the State of Nevada with an address at 1781 Larkspur Drive, Golden, Colorado, USA 80401 ("LVCA") and no longer has any interest in those prior property agreements ("LVCA Prior Property Agreements").

Declaration

I, Jesry Rudwick of Dar es Salaam, United Republic of Tanzania, am the Secretary and an Officer of Geo Can. In that capacity, I hereby declare that Geo Can is the registered owner of the Kilimanjaro Properties listed on Schedule "A" attached to and forming part of this Statutory Declaration and Declaration of Trust. I declare that Geo Can is the bare trustee ("Bare Trustee") of the Properties and has no beneficial interest in the Properties and that Geo Can holds the Kilimanjaro Properties in trust for Kilimanjaro (the "Beneficiary").

Geo Can agrees to continue to hold the Kilimanjaro Properties in trust as Bare Trustee for the Beneficiary.

As Bare Trustee, Geo Can acknowledges and declares that it has no right, title or interest in and to the Kilimanjaro Properties and that Geo Can holds the Kilimanjaro Properties and all interests arising from the Kilimanjaro Properties, solely as Bare Trustee and for the account of the Beneficiary.

As Bare Trustee, Geo Can shall only perform any act or thing, or institute any action or proceedings of any nature, with respect to the Kilimanjaro Properties as directed by the Beneficiary.

As Bare Trustee, Geo Can covenants and agrees that it will perform such acts and execute such documents as may be required from time to time by the Beneficiary in connection with the Kilimanjaro Properties or anything arising there from. Geo Can further covenants and agrees that it will assign and convey all its interest in the Kilimanjaro Properties to the Beneficiary or as directed by the Beneficiary if and when requested by the Beneficiary.

As Bare Trustee, Geo Can will not deal with the Kilimanjaro Properties in any way or execute any instrument, document or encumbrance in respect of the Kilimanjaro Properties without the prior consent or direction of the Beneficiary and in doing so will disclose that Geo Can is acting as the Bare Trustee and agent of the Beneficiary unless otherwise directed in writing by the Beneficiary.

As Bare Trustee, Geo Can will notify the Beneficiary forthwith upon receipt by Geo Can of notice of any

matter or thing in respect of the Kilimanjaro Properties or any portion of the Kilimanjaro Properties, including, without limitation, in respect of any tax, lien, charge or encumbrance in respect of the Kilimanjaro Properties.

Release

1. THIS DOCUMENT WITNESSES THAT, for and in consideration of the payment of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Geo Can (the "Releasor") DOES HEREBY RELEASE AND FOREVER DISCHARGE Kilimanjaro and LVCA (the "Releases") from any and all actions, causes of action, claims, demands, damages, interest, costs, expenses and compensation of whatsoever kind and howsoever arising, whether known or unknown, and which Geo Can may now have or at any time hereafter can, shall or may have in any way resulting or arising from any cause, matter or thing whatsoever existing up to the of the date of execution of this Release including, without limiting the generality of the foregoing, all prior agreements of any kind between Geo Can and each of Kilimanjaro and LVCA and all prior agreements among Geo Can, Kilimanjaro and LVCA.

2. Releasor represents and declares that it has read the Release and has consulted with, and has been advised by, independent legal counsel before entering into the Release.

The parties agree that this Statutory Declaration, Declaration of Trust and Release shall be governed by and construed in accordance with the laws of Nevada. They do hereby attorn and submit to the exclusive jurisdiction of the courts of Nevada for the determination of any dispute arising out of or in connection with the Release.

This Statutory Declaration, Declaration of Trust and Release enures to the benefit of and is binding upon the successors and permitted assigns of Geo Can as if they had been a party to this Declaration of Trust and Release.

IN WITNESS WHEREOF this Declaration, Declaration of Trust and Release has been executed by Geo Can Releasor this 23rd day of July 2009 at the City of Dar es Salaam, United Republic of Tanzania.

Sworn before me at the city of Dar es Salaam,
United Republic of Tanzania
this 23rd day of July, 2009

THOMAS L. R. BRASH
ADVOCATE
NOTARY PUBLIC
&
COMMISSIONER
FOR OATHS
P. O. Box 11819, D'SALAAM

Signature of Commissioner of Oaths or
Advocate in the United Republic of Tanzania

Jesry Rudwick, Secretary
Geo Can Resources Company Limited

EXHIBIT A
KILIMANJARO PROPERTY LIST AS OF MAY 5, 2009

GOLD PROSPECT LICENSES

SNo	LICENSE NO	PROJECT NAME	Transferred To	Renewal Application No.	Fresh Appication No.	Sq Km	Comments	PROSPECT	DISTRICT
1	PL 2806/2004	GEITA	Geo Can	HQ-G15190		21.59		Geita	Geita
					HQ-P17022	20.85	Offer is out, waiting for License		
2	PL 4511/2007	MUSOMA BUNDA MURANGI	Geo Can			51.63		Masinono	Musoma
3	PL 4653/2007	MUSOMA BUNDA MURANGI/Kinyambwiga	Geo Can			30.73		Kinyambwiga	Musoma
4	PL 3482/2005	MUSOMA BUNDA MURANGI	Geo Can	HQ-G15670		23.25	Offer is out, waiting for License, anticipate change in size & rent	Murangi	Musoma
					HQ-P19172	12.14	Offer is not out		
5	PL 4818/2007	MUSOMA BUNDA MURANGI	Geo Can			29.11		Murangi	Musoma
6	PL 4815/2007	MUSOMA BUNDA MURANGI	Geo Can			21.99		Murangi	Musoma
7	PL 3350/2005	MUSOMA BUNDA MURANGI	Geo Can	HQ-G15539		30.55	Offer is not out, anticipate change in size & rent	Suguti	Musoma
					HQ-P18625	15.27	Offer is not out		
8	PL 3966/2006	MUSOMA BUNDA MURANGI	Geo Can			72.57		Suguti	Musoma
9	PL 1880/2002	MUSOMA BUNDA MURANGI	Geo Can			30.31	Expired - applied under fresh application for 100%; waiting for Application number	Murangi	Musoma

10	PL 3502/2005	MUSOMA BUNDA MURANGI	Geo Can	HQ-G15635		21.98	Offer is not out, anticipate change in size & rent	Murangi	Musoma
					HQ-P19090	10.99	Offer is not out		
11	PL 4531/2007	UYOWA	Geo Can			95		Uyowa	Urambo
12	PL 3425/2005	UYOWA	Geo Can	HQ-G15593		170.33	Offer is not out, anticipate change in size & rent	Uyowa	Uyowa
					HQ-P18861	85.17	Offer is not out		
13	HQ-P16177	UYOWA	Geo Can			170.92	Waiting for PL Number	Uyowa	Urambo
14	PL 5009/2008	UYOWA	Geo Can			244.32		Uyowa	Urambo
15	PL 5153/2008	UYOWA	Geo Can			134.96		Uyowa	Uyowa
16	PL 3557/2005	UYOWA	Geo Can				Missed renewal date. Applied as 100% Fresh application	Igwisi	Uyowa
					HQ-P19113	171.1	Offer is not out		
17	PLR 4188/2006	KAHAMA SOUTH	Geo Can	HQ-G15842		184	100% renewal. There will be changes as it is for a PL. Offer not out.	Kahama South	Kahama
18	PLR 4189/2006	KAHAMA SOUTH	Geo Can	HQ-G15841		61.09	100% renewal. There will be changes as it is for a PL. Offer not out.	Kahama	Kahama
19	PL 2979/2005	BUHEMBA	Geo Can	HQ-G15354		68		Bunda South	Bunda
					HQ-P17507	34.92	Offer is out, waiting for License		
20	PL 3340/2005	TARIME NORTH MARA	Geo Can	HQ-G15540		194.56	Offer is out, waiting for License, anticipate change in size & rent	Ikoma	Tarime

					HQ-P18623	93.38	Offer is out, waiting for License		
21	PL 3341/2005	TARIME NORTH MARA	Geo Can	HQ-G15542		51.25	Offer is not out, anticipate change in size & rent	Utegi	Tarime
					HQ-P18622	25.63	Offer is not out		
22	PL 3339/2005	TARIME NORTH MARA	Geo Can	HQ-G15541		3.57	Offer is not out, anticipate change in size & rent	Tarime	Tarime
					HQ-P18621	1.79	Offer is not out		
23	PL 4225/2007	TARIME NORTH MARA	Geo Can			42.35		Kiagata	Musoma
24	PL 3355/2005	NORTH MARA NYABIGENA EAST	Geo Can			24.06		Nyamwanga/Nyamongo	Tarime
25	PL 4645/2007	NORTH MARA NYABIGENA EAST	Geo Can			16.9		Tarime	Tarime
26	PL 3338/2005	KUBAISI-KISERYA	GeoCan	HQ-G15538		25.52	Offer is not out, anticipate change in size & rent	Kubaisi	Musoma
					HQ-P18620	12.76	Offer is not out		
27	PL 4726/2007	KUBAISI-KISERYA	GeoCan			106.29		Tarime	Tarime
28	PL 3439/2005	KAHAMA SHINYANGA	Geo Can	HQ-G15592		47.74	Offer is not out, anticipate change in size & rent	Wendele	Kahama
					HQ-P 18860	23.87	Offer is not out		
29	PL 2747/2004	KALEMELA	Geo Can	HQ-G15188		63.71	Offer is out, waiting for License, anticipate change in size & rent	Magu	Magu
					HQ-P16882	36.31	Offer is out, waiting for License		
30	PL 2910/2004	KALEMELA	Geo Can	HQ-G15189		76.81	Offer is not out, anticipate change in size & rent	Bunda South	Mara

					HQ-P17306	39	Offer is not out		
31	PL 3006/2005	KALEMELA	Geo Can	HQ-G15365		113.31	Offer is out, waiting for License, anticipate change in size & rent	Bunda	Mara
					HQ-P17617	56.74	Offer is out, waiting for License		
32	PL 5469/2008	IGUSULE	Geo Can			23.01		Igusule East	Igusule East
33	PL 2702/2004	IGUSULE	Geo Can			23.01		Igusule	Igusule
	LICENSES THAT EXPIRED	**ASSOCIATED FRESH APPLICATIONS:**							
	PL 3557/2005	HQ-P19113							
	PL 2309/2003	HQ-P19149							
	PL 3311/2005	HQ-P19000							

URANIUM PROSPECT LICENSES

SNo	LICENSE NO	PROJECT NAME	RENEWAL APPLIC. NO	FRESH APPLIC. NO.	TRANSFERRED TO	PROSPECT	SqKm	COMMENTS
1	PLR 4433/2007	MBINGA	HQ-G 15966	HQ-P 20290, HQ-P 20291	Geo Can	Mbinga	1101	
2	PLR 4335/2007	MBINGA	HQ-G 15967	HQ-P 20316	Geo Can	Litembo	462.5	
3	PL 4254/2007	MBINGA			Geo Can	Pulambili, Mbinga	197.5	
4	PLR 4345/2007	MBINGA		HQ-P 20315	Geo Can	Mbinga	980	License expired May 8, 2009 - Fresh Application made
5	PLR 4346/2007	MBINGA		HQ-P 20426	Geo Can	Mbinga	307.1	License expired May 23, 2009 - Fresh Application made
6	PL 4651/2007	KIWIRA			Geo Can	Makete	173	Expires SEPT 17/09
7	PL 4406/2007	KIWIRA			Geo Can	Chunya/ Mbeya	101.6	
8	PL 4514/2007	KIWIRA			Geo Can	Kyela	139.6	
9	PLR 4297/2007	NJOMBE	HQ-G 15934	HQ -P 20180	Geo Can	Njombe	282.2	

10	PL 4058/2007	LAKE RUKWA	HQ-G 15882	HQ-P 19941	Geo Can	Chunya/ Mbeya	268.8	
11	PLR 4692/2007	MKUJU EAST			Geo Can	LIWALE	423.5	Expires SEPT 16/09
12	PLR 4644/2007	MKUJU EAST			Geo Can	Madaba North	672.79	Expires AUG 5/09
13	PL 4339/2007 (LAKE VIC)	BAHI – HOMBOLO			Geo Can	Bahi		